UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) August 10, 2004


                         Premier Financial Bancorp, Inc.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Kentucky
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                 (State or Other Jurisdiction of Incorporation)

                  0-20908                     61-1206757
            --------------------------------------------------------
            (Commission File No.)   (IRS Employer Identification No.)


                2883 Fifth Avenue Huntington, West Virginia 25702
            --------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (304) 525-1600
            --------------------------------------------------------
               Registrant's telephone number, including area code

                                 Not Applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

  |_| Written communication pursant to Rule 425 under the Securities Act (17 CFR 230.425)

  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  |_| Pre-commencement communications pursant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 8.01.  Other Events

     On September 10, 2004, Premier Financial Bancorp, Inc. (Premier) issued a news release announcing that it intends to redeem $4,500,000 (180,000 shares) of its PFBI Capital Trust 9.75% Preferred Securities ("Trust Preferred Securities") as of October 15, 2004. Premier also announced that the third quarter distribution on the remaining Trust Preferred Securities scheduled for September 30, 2004, as well as future distributions on the Trust Preferred Securities, will be deferred.
     The announcement by Premier follows permission granted by the Federal Reserve Bank of Cleveland to complete the partial redemption while requiring Premier to continue to defer distributions on the remaining $21,250,000 of outstanding Trust Preferred Securities. Premier exercised its right to defer the payment of interest on its 9.75% Junior Subordinated Deferrable Interest Debentures related to the Trust Preferred Securities, for an indefinite period (which can be no longer than 20 consecutive quarterly periods) following the denial by the Federal Reserve Bank of Cleveland to pay the fourth quarter distribution scheduled for December 31, 2002.



Item 9.  Financial Statements and Exhibits

    (c) Exhibit 99.1 - Press Release dated September 10, 2004.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PREMIER FINANCIAL BANCORP, INC.
                                  -------------------------------
                                           (Registrant)


                                   /s/ Brien M. Chase
                                  -----------------------------------
Date: September 10, 2004           Brien M. Chase, Vice President
                                     and Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit Number                     Description
    --------------                     -------------------------------------
        99.1                           Press Release dated September 10, 2004,
                                        captioned "Premier Financial Bancorp,
                                        Inc. to Redeem $4,500,000 of Trust
                                        Preferred Securities".